Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Giga-tronics, Incorporated, a California Corporation (the “Registrant”) on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof, the undersigned, being, Jonathan Read, Chief Executive Officer (Principal Executive Officer) of the Registrant, hereby certifies, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, respectively that:

1.
The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.
The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2024

By:	/s/ JONATHAN READ
Jonathan Read, Chief Executive Officer
(Principal Executive Officer)

In connection with the annual report of the Registrant on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof, the undersigned, being, Lutz P. Henckels, Chief Financial Officer (Principal Financial and Accounting Officer) of the Registrant, hereby certifies, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, respectively that:

3.
The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
4.
The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2024

By:	/s/ LUTZ P. HENCKELS
Lutz P. Henckels, Chief Financial Officer
(Principal Financial and Accounting Officer)